UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

December 15, 2017 (October 10, 2017)

Date of Report (Date of Earliest Event Reported)

THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio		45202
(Address of principal executive offices)		Zip Code

(513) 983-1100		45202
(Registrant’s telephone number, including area code)		Zip Code

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by The Procter & Gamble Company (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on October 16, 2017 to announce the preliminary results of the Company’s Annual Meeting of Shareholders held on October 10, 2017 (the “Annual Meeting”). This Amendment is being filed to disclose the final, certified voting results received from IVS Associates, Inc. (“IVS”), the independent inspector of elections for the Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 15, 2017, IVS delivered its final vote tabulation that certified the voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting.

As of the close of business on August 11, 2017, the record date for the Annual Meeting, 2,548,109,787 shares of the Company’s common stock, without par value (“Common Stock”), 41,379,583 shares of Series A ESOP Convertible Class A Preferred Stock (“Series A Preferred Stock”) and 55,789,846 shares of Series B ESOP Convertible Class A Preferred Stock (“Series B Preferred Stock”), were outstanding and entitled to vote. Based on the final voting results from IVS, at least 1,900,542,243 shares of Common Stock, 41,379,581 shares of Series A Preferred Stock and 55,789,846 shares of Series B Preferred Stock were voted in person or by proxy at the Annual Meeting, representing more than 75 percent of the shares entitled to be voted.

The final voting results from IVS for the proposals presented at the Annual Meeting are as follows:

Proposal 1 - Election of Directors.

The Company’s Board of Director Nominees

Director	For	Withheld
Francis S. Blake	1,956,825,543	18,347,648
Angela F. Braly	1,941,606,813	33,566,378
Amy L. Chang	1,956,233,374	18,939,816
Kenneth I. Chenault	1,905,166,326	70,006,864
Scott D. Cook	1,946,088,407	29,084,783
Terry J. Lundgren	1,951,408,549	23,764,643
W. James McNerney Jr.	1,939,985,888	35,187,304
David S. Taylor	1,920,458,337	54,714,855
Margaret C. Whitman	1,929,192,897	45,980,294
Patricia A. Woertz	1,956,442,980	18,730,212
Ernesto Zedillo	973,264,684	12,733,075

Trian’s Nominee

Director	For	Withheld
Nelson Peltz	972,766,372	16,409,059

The total number of broker non-votes with respect to Proposal 1 was 22,538,480. Based on the final results from IVS, the eleven directors elected at the meeting are: Francis S. Blake, Angela F. Braly, Amy L. Chang, Kenneth I. Chenault, Scott D. Cook, Terry J. Lundgren, W. James McNerney Jr., David S. Taylor, Margaret C. Whitman, Patricia A. Woertz and Ernesto Zedillo.

Proposal 2 - Ratification of Independent Registered Public Accounting Firm. The proposal was approved based on the following final results from IVS:

For	Against	Abstain	Broker Non-Votes
1,920,726,390	34,980,406	42,004,874	-

Proposal 3 - Advisory vote on Company’s Executive Compensation (the “Say on Pay” vote). The proposal to approve, on an advisory basis, executive compensation was approved based upon the following final results from IVS:

For	Against	Abstain	Broker Non-Votes
1,779,769,942	134,988,081	60,411,201	22,542,446

Proposal 4 - Advisory vote on Frequency of Executive Compensation vote. The advisory vote on the frequency of future advisory votes on executive compensation received the following vote based on the final results from IVS, with the “one year” frequency receiving the highest number of votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,723,190,758	31,358,371	173,521,525	47,100,798	22,540,219

The Board of Directors considered the results of the advisory vote and decided that, consistent with the Board of Director’s recommendation in the proxy statement for the 2017 Annual Meeting, the Company will continue to solicit an advisory vote on executive compensation annually until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Proposal 5 – Shareholder Proposal – Adopt Holy Land Principles. The shareholder proposal related to the adoption of the Holy Land Principles was withdrawn by the proponent and, consequently, not presented at the Annual Meeting.

Proposal 6 - Shareholder Proposal - Report on Application of Company Non-Discrimination Policies in States with Pro-Discrimination Laws. The shareholder proposal did not obtain approval based on the following final results from IVS:

For	Against	Abstain	Broker Non-Votes
164,101,486	1,724,127,203	86,947,507	22,535,474

Proposal 7 – Shareholder Proposal - Report on Mitigating Risks of Activities in Conflict-Affected Areas. The shareholder proposal did not obtain approval based on the following final results from IVS:

For	Against	Abstain	Broker Non-Votes
182,618,044	1,722,892,587	69,660,515	22,540,526

Proposal 8 - Shareholder Proposal - Repeal Certain Amendments to Regulations. The shareholder proposal did not obtain approval because it did not receive the affirmative vote of a majority of the outstanding shares entitled to vote on the proposal based on the following final results from IVS:

For	Against	Abstain	Broker Non-Votes
1,030,161,810	883,890,409	61,111,498	22,547,954

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/s/ Sandra T. Lane
Sandra T. Lane
Assistant Secretary
December 15, 2017